VANGUARD(R)GROWTH AND INCOME FUND

SEMIANNUAL REPORT

JUNE 30, 2001

STOCK

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

WHY COSTS MATTER
As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.

     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.

     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.


SUMMARY

*    Vanguard   Growth  and  Income  Fund's   six-month   return  of  -6.0%  was
     disappointing, but was higher than the returns of its average peer and benchmark index in a tough period for stocks.

* Large-capitalization stocks, especially growth stocks, continued to fall during the first half of 2001. Their returns lagged those of smaller-cap stocks, value stocks, and bonds.


CONTENTS

1  Letter from the Chairman
5  Report from the Adviser
7  Fund Profile
8  Glossary of Investment Terms
9  Performance Summary
10 Financial Statements

LETTER
 from the Chairman

Fellow Shareholder,

The U.S. stock market hit choppy waters during the first half of 2001. In this difficult environment, vanguard growth and income fund posted a -6.0% return. Though disappointing, this result was slightly better than the return of the Standard & Poor's 500 Index and was a meaningful 2.6 percentage points higher than the average return for peer funds, as the table at right shows.


TOTAL RETURNS                                                   Six Months Ended
                                                                   June 30, 2001
--------------------------------------------------------------------------------
Vanguard Growth and Income Fund                                            -6.0%
Average Large-Cap Core Fund*                                               -8.6
S&P 500 Index                                                              -6.7
--------------------------------------------------------------------------------

Admiral Shares (Since May 14, 2001, inception)
--------------------------------------------------------------------------------
Vanguard Growth and Income Fund                                            -1.5%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Also presented is the return for your fund's Admiral(TM) Shares, which were introduced on May 14, 2001. These shares offer a lower expense ratio to shareholders whose sizable, long-tenured accounts bring economy of scale and lower costs to the fund. (Further information about Admiral Shares is presented on page 3.)

     The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $32.06 per share on December 31, 2000 (or $50.00 at inception per Admiral Share), to $30.00 per share (or $49.01 per Admiral Share) on June 30, 2001, and is adjusted for a dividend of $0.15 per share (or $0.25 per Admiral Share) paid from net investment income.


MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JUNE 30, 2001

                                                    SIX         ONE         FIVE
                                                 MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                        -6.7%      -14.8%        14.5%
Russell 2000 Index (Small-caps)                    6.9         0.6          9.6
Wilshire 5000 Index (Entire market)               -5.8       -15.4         13.1
MSCI EAFE Index (International)                  -14.4       -23.3          3.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        3.6%       11.2%         7.5%
Lehman 10 Year Municipal Bond Index                2.8         9.5          6.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          2.5         5.6          5.2
================================================================================
CPI
Consumer Price Index                               2.3%        3.2%         2.6%
================================================================================
*Annualized.

FINANCIAL MARKETS IN REVIEW
Most reports suggested that the pace of U.S. economic activity slowed markedly during the first half of 2001, compared with the same period a year earlier. As the economy slowed, the Federal Reserve Board's Open Market Committee responded with six cuts in short-term interest rates, including two surprise cuts made between regularly scheduled meetings. During the six months ended June 30, the Fed sliced 275 basis points (2.75 percentage points) off the cost of short-term borrowing, moving its target federal funds rate to 3.75%.

     The Fed explained that it hoped to stimulate capital spending, which declined sharply during the half-year. Corporate America made especially sharp cuts in spending on information technology--investments that had helped to power the U.S. economy's rapid growth during the late 1990s. Big industrial manufacturers struggled, too, as a strong dollar and weak global economy pinched worldwide spending on capital goods.

     In sharp contrast with the industrial economy, the consumer economy proved unexpectedly resilient. Housing starts and sales remained strong, and spending at the nation's malls and shopping centers sufficed to keep the economy out of recession. The job market weakened somewhat, as initial claims for unemployment benefits rose, and several high-profile employers announced layoffs. Still, consumers remained generally confident about the economy's prospects.

     Corporate profits proved less resilient, following the bleaker fortunes of the industrial economy. A spate of earnings warnings and shortfalls prolonged the U.S. stock market's struggles, especially among large-capitalization stocks. The S&P 500 Index hit a 29-month low in early April before recovering somewhat and posting a -6.7% return for the half-year. The growth stocks within the index posted an even lower -11.0% return. But even as large, highly valued stocks took down the broad market indexes, smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--turned in relatively strong performances. For example, small value stocks, as measured by the Russell 2000 Value Index, returned 12.7% for the six-month period.

--------------------------------------------------------------------------------
The S&P 500 Index hit a 29-month low in early April before recovering somewhat.
--------------------------------------------------------------------------------

     Bonds delivered solid returns. On balance, the prices of shorter-term government bonds got the biggest boost from the Fed's rate-cut campaign. (Bond prices move in the opposite direction from interest rates.) Longer-term rates declined initially, but then rose, perhaps signaling investor concerns about inflation. For the six months, short- and intermediate-term government bonds outperformed their long- term counterparts. In contrast, among corporate bonds, long-term issues bested shorter-term ones, with all maturities benefiting from narrowing spreads between the interest rates paid by corporate and U.S. Treasury bonds.

PERFORMANCE OVERVIEW
Although a negative return can't be regarded as good news, Vanguard Growth and Income Fund did outpace its benchmarks during the half-year.

     The fund's margin over its average peer was partly due to its lower exposure to the priciest growth stocks. With respect to our benchmark, while outpacing the S&P 500 Index is our fund's long-term goal, we try to maintain a risk profile similar to that of the index. Therefore, our fund's industry-sector weightings and price volatility normally do not vary much from those of the index.

--------------------------------------------------------------------------------
With less exposure to the priciest growth stocks than its average peer, your fund held up better in a difficult market.
--------------------------------------------------------------------------------

     In most industry sectors, Growth and Income's investment adviser, Franklin Portfolio Associates, added value through its stock selection. For example, the fund's financial services stocks, which constituted about one-fifth of the fund's assets on average, earned about 3% for the half-year, while prices for financial stocks within the S&P 500 Index declined by about the same amount. The performance gap was even wider with energy-related companies--your fund gained 6% in that sector, while the index's holdings fell -24%. However, because energy stocks made up less than 3% of the fund's assets, the impact on overall performance was limited.

--------------------------------------------------------------------------------
Our stock selections were strong in the financial services sector, but lagged the market in the technology group.
--------------------------------------------------------------------------------

     One significant shortcoming in our performance was in technology, where prices plunged during the six months. While the fund's weighting in that sector (about 18% of assets) was slightly less than that of the index, the fund's tech holdings fell further on average (a -26% decline) than those of the index (-18%).

A FEW WORDS ABOUT ADMIRAL SHARES
Vanguard began introducing Admiral Shares in November 2000, and added Admiral Shares for the Growth and Income Fund in mid-May. This innovative program recognizes the cost savings that long-tenured and large accounts bring to the administration of mutual funds by passing along these savings to the investors who create them.

     All owners of Admiral Shares are proportional owners of the fund's assets--the underlying stocks in which the fund invests. But Admiral shareholders benefit from an annual expense ratio that's even lower than that of our Investor Shares--for example, just 0.32% for Admiral Shares of the Growth and Income Fund versus 0.40% for the fund's Investor Shares.

     Admiral Shares are available to the owners of both IRAs and nonretirement accounts that meet one of the following criteria:
** The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.

** The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.
** There is a balance of $250,000 or more in the fund account.

IN SUMMARY
The weakness in economic activity, in corporate profits, and in stock prices experienced so far this year is the kind of rough weather that afflicts the financial markets from time to time. Experience teaches us that although such events are to be expected, their timing and duration are devilishly difficult to predict with accuracy. The solution to successful investing is not to avoid difficult periods, but to devise a financial plan that can withstand them. This entails a diversified, balanced portfolio with a mix of stock funds, bond funds, and cash investments appropriate for your goals, time horizon, and financial circumstances. Such an approach has helped millions of investors to stay the course toward long-term success.

     Thank you for entrusting your hard-earned money to Vanguard.


Sincerely,

/S/ JOHN J. BRENNAN

July 9, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER



--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
The fiscal year-end for Vanguard Growth and Income Fund is being changed from December 31 to September 30. The change will not affect the fund's investment objective or policies. Rather, it is part of a wider effort to improve the efficiency and reduce the costs of producing fund reports by spreading the work more evenly throughout the year.

     In November, shareholders of the Growth and Income Fund will receive a fund report covering the nine-month period from December 31, 2000, through September 30, 2001. After that, shareholders will receive a semi-annual report each May, covering the six months from October 1 through March, and an annual report each November, covering the twelve months through September.
--------------------------------------------------------------------------------

REPORT
 from the Adviser                              FRANKLIN PORTFOLIO ASSOCIATES LLC

During the first half of 2001, both the VANGUARD GROWTH AND INCOME FUND and its benchmark, the S&P 500 Index, provided three months of positive total returns (January, April, and May) and three months of negative returns (February, March, and June). For the full six months, the fund's total return was -6.0%, compared with -6.7% for its benchmark.

     Although we outperformed the benchmark, we realize that many investors will be disappointed with the negative total returns. Our commitment to generating positive returns relative to the index remains strong, and we believe that staying fully invested in U.S. equities will generate positive real returns over the long run.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
Choppy markets such as those of the past six months often mark the point in an economic cycle when a slowdown has begun, but no one can gauge its magnitude and duration. The stock market rallied in January, then endured a correction of almost -20% through early April as the economy's weakness became more obvious. Next, for almost two months, U.S. investors grew increasingly optimistic that the economic bottom was in sight, and the S&P 500 Index almost made it back up to even for the year. However, from late May until the end of June, pessimism returned, with the S&P 500 falling about halfway back toward its year-to-date lows.

     Still, given six reductions in the federal funds rate, along with a stimulative, if bizarrely constructed, tax cut and signs of bottoming-out in measures such as consumer confidence and the leading economic indicators, there are reasons to be hopeful that the worst is over. Concern about a long earnings drought in technology, which in retrospect seems like retribution for the overzealousness of the past few years, is acting as a drag on that sector. But the rest of the market is not behaving badly. Smaller stocks are in positive territory for the year, and value-oriented indexes are off by a few percentage points.

OUR FUND'S SUCCESSES
The Growth and Income Fund outpaced the S&P 500 Index in four of the first six months of the year. Our relative outperformance is mostly attributable
to   individual   stock   selection,   though   differences   in  certain   risk
characteristics between the fund and the benchmark also helped a bit.

     Our  successful  stock  selections  included  several  holdings  that  were overweighted relative to the benchmark--Bank of America, Tosco, Forest Laboratories, and Sears, Roebuck. We also benefited by not holding some stocks in the index, including Enron, SBC Communications, and American Express.

     The differences between the fund and the index in industry weightings and risk characteristics had mixed effects on our relative performance. Most of the fund's overweighting in the health care and consumer noncyclical sectors enhanced our results. Our mild emphasis on stocks with high earnings yields and growth relative to the index, as well as our focus on slightly smaller stocks, also made positive contributions. That said, we aim to keep the portfolio's broad risk characteristics in line with those of the benchmark, and the success of our stock selection will generally determine our relative performance.

OUR FUND'S SHORTFALLS
Not every holding was a winner. We overweighted several poor performers, including Veritas Software, Siebel Systems, Oracle, Qwest Communications, and Merck. We underweighted Dell and Microsoft, which were strong contributors to the S&P 500 return. Small sector tilts that hurt us included overweightings in utilities and transportation and an underweighting in consumer cyclicals. A slight overexposure to stocks with strong momentum and a modest overexposure to stocks with lower volatility also detracted from returns.

THE FUND'S POSITIONING
We are very pleased with the investment results of the Growth and Income Fund relative to the S&P 500 Index. However, the investment environment continues to be volatile, and despite the stock market's good absolute returns during the second quarter, we recognize that U.S. stocks may not have found their bottom! Nevertheless, the current U.S. markets have proved much more amenable to our blended style of picking stocks, and it shows in our relative results.

     The Growth and Income Fund has been and will continue to be managed with a fairly modest level of residual risk relative to that of the S&P 500, and with the same blend of valuation and growth/momentum tools as in the past. Our changes to the process and to the fund are deliberate and gradual, never wrenching. Recent investment results have reaffirmed our faith in our blended approach to selecting stocks. The market environment of the past few years has also reinforced our belief that constructing a portfolio through the consistent application of a risk model can mitigate, though not eliminate, the possibility of a severe shortfall in relative returns.

JOHN S. CONE, CFA, PRESIDENT AND CHIEF EXECUTIVE OFFICER           July 16, 2001

FUND PROFILE                                                 As of June 30, 2001
  for Growth and Income Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 8.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                Wilshire
                                   Fund        Best Fit*            5000
--------------------------------------------------------------------------------
Number of Stocks                    178           500              6,334
Median Market Cap                $59.8B        $60.4B             $35.0B
Price/Earnings Ratio              21.5x         26.4x              27.3x
Price/Book Ratio                   3.6x          3.9x               3.5x
Yield                              0.9%          1.3%               1.2%
Yield--Admiral Shares              0.9%          1.3%               1.2%
Return on Equity                  22.9%         24.4%              23.1%
Earnings Growth Rate              16.8%         15.5%              15.8%
Foreign Holdings                   1.1%          1.4%               0.0%
Turnover Rate                       63%**         --                 --
Expense Ratio                     0.40%**         --                 --
Expense Ratio--
 Admiral Shares                   0.32%**         --                 --
Cash Investments                   0.4%           --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Citigroup, Inc.                       3.7%
 (financial services)
AOL Time Warner Inc.                  3.3
 (media)
Exxon Mobil Corp.                     3.2
  (oil)
Microsoft Corp.                       3.2
 (software)
General Electric Co.                  2.9
 (conglomerate)
Pfizer, Inc.                          2.9
 (pharmaceuticals)
American International Group, Inc.    2.8
 (insurance)
Johnson & Johnson                     2.5
 (pharmaceuticals)
Merck & Co., Inc.                     2.3
 (pharmaceuticals)
Tyco International Ltd.               2.2
 (diversified services)
--------------------------------------------------------------------------------
Top Ten                              29.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                           Wilshire
                     Fund         Best Fit*      Fund          5000
--------------------------------------------------------------------------------
R-Squared            0.97           1.00         0.93          1.00
Beta                 1.02           1.00         0.94          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                              Wilshire
                                  Fund         Best Fit*          5000
--------------------------------------------------------------------------------
Auto & Transportation             0.2%              1.9%           2.1%
Consumer Discretionary           12.8              12.9           14.4
Consumer Staples                  6.2               6.8            5.8
Financial Services               21.6              19.1           20.0
Health Care                      13.5              12.8           13.2
Integrated Oils                   7.2               5.4            3.5
Other Energy                      2.0               2.1            2.6
Materials & Processing            1.6               2.8            3.1
Producer Durables                 4.6               3.0            3.5
Technology                       16.6              17.8           17.7
Utilities                         8.0               8.7            8.4
Other                             5.7               6.7            5.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
 MARKET CAP - LARGE
 STYLE - BLEND
--------------------------------------------------------------------------------

*S&P 500 Index.
**Annualized.



                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Growth and Income Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     December 31, 1990-June 30, 2001
--------------------------------------------------------------------------------
                       Growth and Income Fund          S&P 500 Index
--------------------------------------------------------------------------------
           1991                30.3                       30.5
           1992                 7.0                        7.6
           1993                13.8                       10.1
           1994                -0.6                        1.3
           1995                35.9                       37.6
           1996                23.1                       23.0
           1997                35.6                       33.4
           1998                23.9                       28.6
           1999                26.0                       21.0
           2000                -9.0                       -9.1
           2001                -6.0                       -6.7
--------------------------------------------------------------------------------
*Six months ended June 30, 2001.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 June 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
GROWTH AND INCOME FUND                                       SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.5%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (0.2%)
Genuine Parts Co.                                           475,100 $     14,966
Southwest Airlines Co.                                       34,950          646
                                                                   -------------
                                                                          15,612
                                                                   -------------

CONSUMER DISCRETIONARY (12.6%)
* AOL Time Warner Inc.                                    5,291,400      280,444
* Kohl's Corp.                                            1,956,400      122,725
  Sears, Roebuck & Co.                                    2,645,300      111,923
* Viacom Inc. Class B                                     1,720,767       89,050
  Home Depot, Inc.                                        1,648,500       76,738
  The Walt Disney Co.                                     2,654,700       76,694
  Wal-Mart Stores, Inc.                                   1,204,200       58,765
* Cendant Corp.                                           1,749,100       34,107
  May Department Stores Co.                                 871,200       29,847
* AutoZone Inc.                                             592,700       22,226
  Circuit City Stores, Inc.                               1,196,200       21,532
  Darden Restaurants Inc.                                   746,700       20,833
  Starwood Hotels & Resorts
   Worldwide, Inc.                                          506,200       18,871
  Lowe's Cos., Inc.                                         217,700       15,794
  Newell Rubbermaid, Inc.                                   588,500       14,771
* Reebok International Ltd.                                 409,400       13,080
  Eastman Kodak Co.                                         231,000       10,783
  TJX Cos., Inc.                                            316,600       10,090
* Kmart Corp.                                               841,700        9,654
  Carnival Corp.                                            199,300        6,119
  Dillard's Inc.                                            362,400        5,534
  Liz Claiborne, Inc.                                       104,300        5,262
  Alberto-Culver Co. Class B                                 92,000        3,868
                                                                   -------------
                                                                       1,058,710
                                                                   -------------

CONSUMER STAPLES (6.1%)
  PepsiCo, Inc.                                           2,655,200      117,360
  Philip Morris Cos., Inc.                                2,202,300      111,767
  Unilever NV ADR                                           960,400       57,211
  The Procter & Gamble Co.                                  821,400       52,405
* The Kroger Co.                                          1,107,200       27,680
* Safeway, Inc.                                             515,700       24,754
  ConAgra Foods, Inc.                                       937,400       18,570
  CVS Corp.                                                 479,400       18,505
  UST, Inc.                                                 574,200       16,571
  Campbell Soup Co.                                         555,100       14,294
  Ralston-Ralston Purina Group                              449,000       13,479
  SuperValu Inc.                                            656,300       11,518
  Colgate-Palmolive Co.                                     171,900       10,140
  Walgreen Co.                                              270,800        9,248
  Albertson's, Inc.                                         237,200        7,114
  The Clorox Co.                                            135,800        4,597
                                                                   -------------
                                                                         515,213
                                                                   -------------

FINANCIAL SERVICES (21.3%)
Citigroup, Inc.                                           5,834,400      308,290
American International
 Group, Inc.                                              2,784,658      239,481

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------

Bank of America Corp.                                     2,412,789 $    144,840
Freddie Mac                                               2,059,500      144,165
FleetBoston Financial Corp.                               2,513,900       99,173
Loews Corp.                                               1,161,100       74,810
Fannie Mae                                                  825,300       70,274
Golden West Financial Corp.                                 934,400       60,026
KeyCorp                                                   2,267,300       59,063
Countrywide Credit
 Industries, Inc.                                         1,242,100       56,988
J.P. Morgan Chase & Co.                                   1,271,900       56,727
First Data Corp.                                            763,200       49,036
Washington Mutual, Inc.                                   1,241,700       46,626
SunTrust Banks, Inc.                                        695,000       45,022
Providian Financial Corp.                                   703,700       41,659
Household International, Inc.                               598,700       39,933
Paychex, Inc.                                               899,900       35,996
Merrill Lynch & Co., Inc.                                   588,200       34,851
U.S. Bancorp                                              1,502,400       34,240
CIGNA Corp.                                                 252,100       24,156
Automatic Data Processing, Inc.                             472,800       23,498
Progressive Corp. of Ohio                                   172,500       23,320
MBNA Corp.                                                  652,000       21,483
National City Corp.                                         690,300       21,247
Lehman Brothers Holdings, Inc.                              197,500       15,356
Deluxe Corp.                                                386,600       11,173
UnumProvident Corp.                                         316,100       10,153
                                                                   -------------
                                                                       1,791,586
                                                                   -------------
HEALTH CARE (13.3%)
  Pfizer, Inc.                                            6,099,550      244,287
  Johnson & Johnson                                       4,197,000      209,850
  Merck & Co., Inc.                                       2,988,100      190,969
  Abbott Laboratories                                     1,954,480       93,835
* Forest Laboratories, Inc.                               1,269,500       90,135
  Cardinal Health, Inc.                                   1,229,025       84,803
  Pharmacia Corp.                                         1,445,818       66,435
  UnitedHealth Group Inc.                                   967,200       59,725
* Wellpoint Health
   Networks Inc. Class A                                    380,600       35,868
* King Pharmaceuticals, Inc.                                342,200       18,393
* Tenet Healthcare Corp.                                    344,100       17,752
* Humana, Inc.                                            1,067,000       10,510
* Amgen, Inc.                                                 4,300          261
                                                                   -------------
                                                                       1,122,823
                                                                   -------------
INTEGRATED OILS (7.1%)
Exxon Mobil Corp.                                         3,117,768      272,337
Occidental Petroleum Corp.                                3,026,800       80,483
Kerr-McGee Corp.                                          1,019,000       67,529
Amerada Hess Corp.                                          820,700       66,313
USX-Marathon Group                                        1,954,900       57,689
Royal Dutch Petroleum
 Co. ADR                                                    644,100       37,532
Chevron Corp.                                               149,700       13,548
                                                                   -------------
                                                                         595,431
                                                                   -------------
OTHER ENERGY (2.0%)
  Tosco Corp.                                             1,698,700       74,828
  Dynegy, Inc.                                              625,300       29,076
* Calpine Corp.                                             711,000       26,876
* Nabors Industries, Inc.                                   564,500       20,999
  Sunoco, Inc.                                              376,800       13,802
                                                                   -------------
                                                                         165,581
                                                                   -------------
MATERIALS & Processing (1.5%)
  Weyerhaeuser Co.                                          653,900       35,945
  Ashland, Inc.                                             823,200       33,010
* Inco Ltd.                                               1,377,600       23,777
  Alcoa Inc.                                                587,100       23,132
* Pactiv Corp.                                              398,900        5,345
* Freeport-McMoRan Copper
   & Gold Inc. Class B                                      471,300        5,208
  Louisiana-Pacific Corp.                                   358,300        4,203
                                                                   -------------
                                                                         130,620
                                                                   -------------
PRODUCER DURABLES (4.6%)
  The Boeing Co.                                          2,308,400      128,347
  Pitney Bowes,                                           1,097,800       46,239
  W.W. Grainger,                                            818,500       33,689
* Applied Materials, Inc.                                   647,300       31,782
  Danaher Corp.                                             483,600       27,082
  Dover Corp.                                               703,800       26,498
  KB Home                                                   835,200       25,198
  Centex Corp.                                              546,300       22,262
  Pulte Homes, Inc.                                         409,000       17,436
* Novellus Systems, Inc.                                    126,300        7,173
* Agilent Technologies, Inc.                                209,800        6,818
* Teradyne, Inc.                                            170,900        5,657
* Power-One, Inc.                                           311,000        5,175
  Caterpillar, Inc.                                          20,200        1,011
                                                                   -------------
                                                                         384,367
                                                                   -------------
TECHNOLOGY (16.4%)
* Microsoft Corp.                                         3,714,000      271,122
  Intel Corp.                                             4,709,300      137,747
* Cisco Systems, Inc.                                     6,391,700      116,329
  International Business
   Machines Corp.                                           993,700      112,288
* Oracle Corp.                                            5,367,000      101,973
* EMC Corp.                                               1,642,900       47,726
* Micron Technology, Inc.                                 1,111,300       45,674
* Veritas Software Corp.                                    611,213       40,664
  Rockwell International Corp.                            1,036,400       39,508
  Texas Instruments, Inc.                                 1,072,500       33,784
  Motorola, Inc.                                          1,967,031       32,574
  Hewlett-Packard Co.                                     1,118,000       31,975
* Unisys Corp.                                            1,863,800       27,416
  Nortel Networks Corp.                                   2,956,000       26,870
* Comverse Technology, Inc.                                 465,500       26,580
  Scientific-Atlanta, Inc.                                  593,600       24,100
* Advanced Micro Devices, Inc.                              803,400       23,202
* PeopleSoft, Inc.                                          451,600       22,232

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
* National Semiconductor Corp.                              744,300 $     21,674
* Solectron Corp.                                         1,172,580       21,458
  Corning, Inc.                                           1,253,900       20,953
  General Dynamics Corp.                                    252,300       19,631
* Sun Microsystems, Inc.                                  1,227,400       19,295
* Intuit, Inc.                                              401,200       16,044
  Computer Associates
   International, Inc.                                      425,700       15,325
* Sanmina Corp.                                             579,600       13,568
* NCR Corp.                                                 242,200       11,383
* JDS Uniphase Corp.                                        785,800        9,822
* Altera Corp.                                              304,000        8,816
* Sabre Holdings Corp.                                      173,900        8,695
* Analog Devices, Inc.                                      145,600        6,297
* Apple Computer, Inc.                                      238,800        5,552
* Compuware Corp.                                           318,000        4,449
* Network Appliance, Inc.                                   316,500        4,336
* BroadVision, Inc.                                         840,800        4,204
* Vitesse Semiconductor Corp.                               173,100        3,642
* Avaya Inc.                                                169,100        2,317
                                                                   -------------
                                                                       1,379,225
                                                                   -------------
UTILITIES (7.8%)
  Verizon Communications                                  2,479,200      132,637
  Qwest Communications
   International Inc.                                     2,689,500       85,714
* WorldCom, Inc.-WorldCom
   Group                                                  5,409,000       76,808
  ALLTEL Corp.                                              693,600       42,490
  Reliant Energy, Inc.                                    1,245,100       40,105
  Public Service Enterprise
   Group, Inc.                                              669,600       32,743
  BellSouth Corp.                                           760,900       30,641
  FPL Group, Inc.                                           435,600       26,227
  AT&T Corp.                                              1,089,129       23,961
  GPU, Inc.                                                 680,100       23,906
  TXU Corp.                                                 439,500       21,180
* Mirant Corp.                                              606,100       20,850
  KeySpan Corp.                                             534,800       19,510
  FirstEnergy Corp.                                         603,200       19,399
  PPL Corp.                                                 322,400       17,732
  Exelon Corp.                                              198,100       12,702
  Pinnacle West Capital Corp.                               210,500        9,978
  Consolidated Edison Inc.                                  218,700        8,704
* Sprint PCS                                                350,500        8,465
  Peoples Energy Corp.                                      108,900        4,378
* Worldcom, Inc.-MCI Group                                  196,580        3,165
                                                                   -------------
                                                                         661,295
                                                                   -------------
OTHER (5.6%)
  General Electric Co.                                    5,086,900      247,986
  Tyco International Ltd.                                 3,414,000      186,063
  Johnson Controls, Inc.                                    396,700       28,749
* FMC Corp.                                                  84,800        5,814
  National Service Industries, Inc.                         164,600        3,715
                                                                   -------------
                                                                         472,327
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $7,739,662)                                  8,292,790
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2) 3.42%, 9/20/2001                                        $ 5,400        5,357
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
4.07%, 7/2/2001                                             202,848      202,848
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $208,208)                         208,205
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
 (Cost $7,947,870)                                                     8,500,995
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    121,217
Liabilities                                                            (202,265)
                                                                   -------------
                                                                        (81,048)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $8,419,947
--------------------------------------------------------------------------------
**See Note A in Notes to Financial Statements.
 *Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.6% and 1.4%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $8,003,695
Overdistributed Net Investment Income                        (3,439)
Accumulated Net Realized Losses                            (131,790)
Unrealized Appreciation (Depreciation)--Note F
Investment Securities                                       553,125
Futures Contracts                                            (1,644)
--------------------------------------------------------------------------------
NET ASSETS                                               $8,419,947
===============================================================================

Investor Shares--Net Assets
Applicable  to  270,956,847  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                       $8,129,615
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                  $30.00
================================================================================

Admiral Shares--Net Assets
Applicable  to  5,924,313  outstanding  $.001  par value  shares  of  beneficial
interest (unlimited authorization)                         $290,332
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                   $49.01
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
                                                  SIX MONTHS ENDED JUNE 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                            $ 52,541
 Interest                                                                2,580
 Security Lending                                                            9
--------------------------------------------------------------------------------
  Total Income                                                          55,130
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                              3,463
Performance Adjustment --
 The Vanguard Group--Note C
 Management and Administrative--Investor Shares                         11,983
 Management and Administrative--Admiral Shares                              62
 Marketing and Distribution--Investor Shares                               674
 Marketing and Distribution--Admiral Shares                                 --
Custodian Fees                                                              61
Auditing Fees                                                                6
Shareholders' Reports--Investor Shares                                     123
Shareholders' Reports--Admiral Shares                                       --
Trustees' Fees and Expenses                                                  9
--------------------------------------------------------------------------------
Total Expenses                                                          16,381
Expenses Paid Indirectly--Note D                                          (468)
--------------------------------------------------------------------------------
Net Expenses                                                            15,913
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   39,217
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                           (102,520)
 Futures Contracts                                                     (10,338)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              (112,858)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                (466,836)
 Futures Contracts                                                       1,424
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      (465,412)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(539,053)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                               GROWTH AND INCOME FUND
                                       -----------------------------------
                                       SIX MONTHS                     YEAR
                                            ENDED                    ENDED
                                     UNE 30, 2001            DEC. 31, 2000
                                            (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                             $ 39,217       $ 94,201
 Realized Net Gain (Loss)                          (112,858)       146,326
 Change in Unrealized Appreciation (Depreciation)  (465,412)    (1,099,782)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                       (539,053)      (859,255)
--------------------------------------------------------------------------------
DISTRIBUTIONS
NET INVESTMENT INCOME
 Investor Shares                                    (39,159)       (94,338)
 Admiral Shares                                      (1,390)            --
 Realized Capital Gain
 Investor Shares                                         --       (377,939)
 Admiral Shares                                          --             --
--------------------------------------------------------------------------------
 Total Distributions                                (40,549)      (472,277)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
 Investor Shares                                   (270,689)     1,482,745
 Admiral Shares                                     302,641             --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                        31,952      1,482,745
--------------------------------------------------------------------------------
 Total Increase (Decrease)                         (547,650)       151,213
--------------------------------------------------------------------------------
Net Assets
Beginning of Period                               8,967,597      8,816,384
--------------------------------------------------------------------------------
End of Period                                    $8,419,947     $8,967,597
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                               GROWTH AND INCOME FUND
                                                                 INVESTOR SHARES
                                                               YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   ------------------------------------------------
THROUGHOUT EACH PERIOD              JUNE 31, 2001      2000      1999       1998       1997    1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $32.06    $37.08    $30.76     $26.19     $22.23  $19.95
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                         .15       .35       .33        .32        .41     .41
Net Realized and Unrealized
 Gain (Loss) on Investments                 (2.06)    (3.55)     7.60       5.86       7.15    4.09
----------------------------------------------------------------------------------------------------
 Total from Investment Operations           (1.91)    (3.20)     7.93       6.18       7.56    4.50
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.15)     (.35)     (.33)      (.33)      (.42)   (.40)
 Distributions from Realized Capital Gains     --     (1.47)    (1.28)     (1.28)     (3.18)  (1.82)
----------------------------------------------------------------------------------------------------
  Total Distributions                        (.15)    (1.82)    (1.61)     (1.61)     (3.60)  (2.22)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $30.00    $32.06    $37.08     $30.76     $26.19  $22.23
====================================================================================================
TOTAL RETURN                                -5.96%    -8.97%    26.04%     23.94%     35.59%  23.06%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)       $8,130    $8,968    $8,816     $5,161     $2,142  $1,285
Ratio of Total Expenses to
 Average Net Assets                          0.40%*    0.38%     0.37%      0.36%      0.36%   0.38%
Ratio of Net Investment Income to
 Average Net Assets                          0.94%*    1.02%     1.04%      1.27%      1.74%   1.97%
Portfolio Turnover Rate                        63%*      65%       54%        47%        66%     75%
====================================================================================================

*Annualized.

--------------------------------------------------------------------------------
                                           GROWTH AND INCOME FUND ADMIRAL SHARES
                                                                      May 14* to
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      June 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .07
 Net Realized and Unrealized Gain (Loss) on Investments                   (.81)
--------------------------------------------------------------------------------
  Total from Investment Operations                                        (.74)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.25)
 Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
  Total Distributions                                                     (.25)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $49.01
================================================================================
TOTAL RETURN                                                            -1.48%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                     $290
 Ratio of Total Expenses to Average Net Assets                         0.32%**
 Ratio of Net Investment Income to Average Net Assets                  1.01%**
 Portfolio Turnover Rate                                                 63%**
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares were first issued on May 14, 2001. Admiral Shares are designed for investors that meet certain administrative, servicing, tenure, and account size criteria. Investor Shares are available to any investor who meets the fund's minimum purchase requirements.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights to assets and  earnings,  except that
each  class  separately  bears  certain   class-specific   expenses  related  to
maintenance of shareholder  accounts

(included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the six months ended June 30, 2001, the advisory fee represented an effective annual basic rate of 0.08% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2001, the fund had contributed capital of $1,552,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.60% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $463,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended June 30, 2001, the fund purchased $2,635,496,000 of investment securities and sold $2,614,897,000 of investment securities, other than U.S. government securities and temporary cash investments.

     At December 31, 2000, the fund had available realized losses of $19,126,000 to offset future net capital gains through December 31, 2009.

F. At June 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $553,125,000, consisting of unrealized gains of $1,450,300,000 on securities that had risen in value since their purchase and $897,175,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2001, the aggregate settlement value of open futures contracts expiring in September 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                (000)
                                       -----------------------------------------
                                                Aggregate
                              Number of        Settlement             Unrealized
Futures Contracts        Long Contracts             Value           Depreciation
--------------------------------------------------------------------------------
S&P 500 Index                300                 $92,378               $(1,644)
--------------------------------------------------------------------------------

G. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                         YEAR ENDED
                                                  JUNE 30, 2001                  DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------
                                              Amount         Shares              Amount          Shares
                                                (000)         (000)               (000)           (000)
---------------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                    $ 990,054        32,662         $ 3,104,349          88,180
 Issued in Lieu of Cash Distributions         36,603         1,218             442,539          12,693
Redeemed                                  (1,297,346)      (42,600)         (2,064,143)        (58,968)
Net Increase (Decrease)--Investor Shares    (270,689)       (8,720)          1,482,745           41,905

Admiral Shares
 Issued                                     $302,744         5,925                  --              --
 Issued in Lieu of Cash Distributions          1,213            25                  --              --
Redeemed                                      (1,316)          (26)                 --              --
Net Increase (Decrease)--Admiral Shares      302,641         5,924                  --              --
---------------------------------------------------------------------------------------------------------

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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Valley Forge, PA 19482-2600
About Our Cover

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their
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WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q932 082001